                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        KATHRYN A. BRAUN
                                        _____________________________________
                                        Kathryn A. Braun

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        FREDERICK W. BUCKMAN
                                        _____________________________________
                                        Frederick W. Buckman

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        C. TODD CONOVER
                                        _____________________________________
                                        C. Todd Conover

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        RICHARD C. EDGLEY
                                        _____________________________________
                                        Richard C. Edgley

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        JOHN C. HAMPTON
                                        _____________________________________
                                        John C. Hampton

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        NOLAN E. KARRAS
                                        _____________________________________
                                        Nolan E. Karras

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        KEITH R. MCKENNON
                                        _____________________________________
                                        Keith R. McKennon

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        ROBERT G. MILLER
                                        _____________________________________
                                        Robert G. Miller

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        VERL R. TOPHAM
                                        _____________________________________
                                        Verl R. Topham

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        DON M. WHEELER
                                        _____________________________________
                                        Don M. Wheeler

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        NANCY WILGENBUSCH
                                        _____________________________________
                                        Nancy Wilgenbusch

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        PETER I. WOLD
                                        _____________________________________
                                        Peter I. Wold

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        RICHARD T. O'BRIEN
                                        _____________________________________
                                        Richard T. O'Brien

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution in his or her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement under the Securities Act of 1933 and any and all amendments (including post-effective amendments) thereto relating to the offering of additional shares of PacifiCorp common stock under the PacifiCorp Dividend Reinvestment and Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  August 9, 1995.


                                        DANIEL L. SPALDING
                                        _____________________________________
                                        Daniel L. Spalding